Exhibit 99.2

First Quarter 2010

Supplemental Operating and Financial Data

for the Quarter Ended March 31, 2010

Contact:	6110 Executive Boulevard

William T. Camp	Suite 800

Executive Vice President and	Rockville, MD 20852

Chief Financial Officer	(301) 984-9400

E-mail: bcamp@writ.com	(301) 984-9610 fax

Washington Real Estate Investment Trust (“WRIT”) is a self-administered, self-managed, equity real estate investment trust investing in income-producing properties in the greater Washington metro region. WRIT is diversified, as it invests in office, industrial/flex, medical office, retail, and multifamily properties and land for development.

Year to date, WRIT has issued 732,646 common shares through its Sales Agency Financing Agreement with BNY Mellon Capital Markets at an average price of $30.18 for gross proceeds of $22.1 million. WRIT used the proceeds to pay down its line of credit from $128 million at year end 2009 to $110 million at the end of the first quarter. WRIT also repurchased $1.2 million of its 3.875% convertible notes at an average discounted price of 99.3% of par.

WRIT executed 274,000 square feet of commercial lease transactions in the first quarter with an average lease term of 5.5 years. The average rental rate increase on new and renewal leases in the commercial portfolio was 15.8% on a GAAP basis and 2.9% on a cash basis. Commercial tenant improvement costs were $15.07 per square foot and leasing commissions were $9.37 per square foot for the quarter.

Net Operating Income Contribution by Sector - First Quarter 2010*

*	Excludes discontinued operations:

Held for Sale Properties: Parklawn Plaza, Lexington Building, Saratoga Building and Charleston Business Center.

As of March 31, 2010, WRIT owned a diversified portfolio of 90 properties totaling approximately 11 million square feet of commercial space and 2,540 residential units. These 90 properties consist of 27 office properties, 20 industrial/flex properties, 18 medical office properties, 14 retail centers, 11 multifamily properties and land for development. WRIT shares are publicly traded on the New York Stock Exchange (NYSE:WRE).

Certain statements in the supplemental disclosures which follow are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to, the effect of the current credit and financial market conditions, the availability and cost of capital, fluctuations in interest rates, tenants’ financial conditions, the timing and pricing of lease transactions, levels of competition, the effect of government regulation, the impact of newly adopted accounting principles, changes in general and local economic and real estate market conditions, and other risks and uncertainties detailed from time to time in our filings with the SEC, including our 2009 Form 10-K. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Schedule	Page

Key Financial Data
Consolidated Statements of Operations	4
Consolidated Balance Sheets	5
Funds From Operations and Funds Available for Distribution	6
Earnings Before Interest Taxes Depreciation and Amortization (EBITDA)	7

Capital Analysis
Long-Term Debt Analysis	8-9
Capital Analysis	10

Portfolio Analysis
Core Portfolio Net Operating Income (NOI) Growth & Rental Rate Growth	11
Core Portfolio Net Operating Income (NOI) Summary	12
Core Portfolio Net Operating Income (NOI) Detail for the Quarter	13-14
Net Operating Income (NOI) by Region	15
Core Portfolio & Overall Economic Occupancy Levels by Sector	16

Tenant Analysis
Commercial Leasing Summary	17-18
10 Largest Tenants - Based on Annualized Base Rent	19
Industry Diversification	20
Lease Expirations as of March 31, 2010	21

Appendix

Schedule of Properties	22-23
Supplemental Definitions	24

Three Months Ended
03/31/10	12/31/09	09/30/09	06/30/09	03/31/09
OPERATING RESULTS

Real estate rental revenue	$76,446	$77,254	$74,987	$75,596	$76,580
Real estate expenses	(27,401)	(25,844)	(25,573)	(25,078)	(26,896)

49,045	51,410	49,414	50,518	49,684

Real estate depreciation and amortization	(23,512)	(23,802)	(23,484)	(23,178)	(22,958)

Income from real estate	25,533	27,608	25,930	27,340	26,726

Other income	289	284	262	339	320
Gain from non-disposal activities	—	11	62	—	—
Gain (loss) on extinguishment of debt	(42)	(1,595)	(133)	1,219	5,845
Interest expense	(17,065)	(17,780)	(18,224)	(19,316)	(19,681)
General and administrative	(3,838)	(3,174)	(3,834)	(3,716)	(3,182)

Income from continuing operations	4,877	5,354	4,063	5,866	10,028

Discontinued operations:
Income from operations of properties held for sale	388	422	393	602	872
Gain on sale of real estate	—	1,527	5,147	6,674	—

Income from discontinued operations	388	1,949	5,540	7,276	872

Net income	5,265	7,303	9,603	13,142	10,900
Less: Net income from noncontrolling interests	(49)	(49)	(53)	(52)	(49)

Net income attributable to the controlling interests	$5,216	$7,254	$9,550	$13,090	$10,851

Per Share Data

Net income attributable to the controlling interests	$0.09	$0.12	$0.16	$0.23	$0.20

Fully diluted weighted average shares outstanding	60,001	59,833	58,571	56,277	52,915

Percentage of Revenues:
Real estate expenses	35.8%	33.5%	34.1%	33.2%	35.1%
General and administrative	5.0%	4.1%	5.1%	4.9%	4.2%

Ratios:
EBITDA / Interest expense	2.7	x	2.7	x	2.5	x	2.5	x	2.7	x

Income from continuing operations attributable to the controlling interest/Total real estate revenue	6.3%	6.9%	5.3%	7.7%	13.0%

Net income attributable to the controlling interest/Total real estate revenue	6.8%	9.4%	12.7%	17.3%	14.2%

Note: Certain prior quarter amounts have been reclassified to conform to the current quarter presentation.

	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009
Assets
Land	$408,779	$408,779	$408,779	$407,470	$407,475
Income producing property	1,889,281	1,886,408	1,877,614	1,853,608	1,845,584

	2,298,060	2,295,187	2,286,393	2,261,078	2,253,059
Accumulated depreciation and amortization	(488,387)	(468,291)	(448,663)	(428,681)	(408,978)

Net income producing property	1,809,673	1,826,896	1,837,730	1,832,397	1,844,081
Development in progress, including land held for development	25,561	25,031	24,611	24,140	23,678

Total real estate held for investment, net	1,835,234	1,851,927	1,862,341	1,856,537	1,867,759

Investment in real estate held for sale, net	14,212	14,289	16,782	24,436	37,065
Cash and cash equivalents	10,758	11,203	7,119	58,446	9,685
Restricted cash	20,465	19,170	18,072	21,038	19,343
Rents and other receivables, net of allowance for doubtful accounts	52,686	50,441	49,031	48,558	46,591
Prepaid expenses and other assets	93,020	97,605	104,160	100,537	105,216
Other assets related to properties sold or held for sale	601	590	892	1,260	1,514

Total assets	$2,026,976	$2,045,225	$2,058,397	$2,110,812	$2,087,173

Liabilities and Equity
Notes payable	$688,358	$688,912	$796,064	$807,128	$845,364
Mortgage notes payable	404,518	405,451	406,377	457,238	458,084
Lines of credit/short-term note payable	110,000	128,000	6,000	15,000	48,000
Accounts payable and other liabilities	53,628	52,580	64,370	70,933	71,516
Advance rents	9,963	11,103	9,666	9,301	8,923
Tenant security deposits	9,736	9,668	9,816	9,803	9,847
Other liabilities related to properties sold or held for sale	502	448	535	654	807

Total Liabilities	1,276,705	1,296,162	1,292,828	1,370,057	1,442,541

Equity
Shares of beneficial interest, $0.01 par value; 100,000 shares authorized	607	599	598	584	531
Additional paid-in capital	966,952	944,825	942,884	901,603	793,441
Distributions in excess of net income	(219,094)	(198,412)	(179,639)	(163,425)	(151,172)
Accumulated other comprehensive income (loss)	(2,004)	(1,757)	(2,080)	(1,808)	(1,963)

Total shareholders’ equity	746,461	745,255	761,763	736,954	640,837
Noncontrolling interests in subsidiaries	3,810	3,808	3,806	3,801	3,795

Total equity	750,271	749,063	765,569	740,755	644,632

Total liabilities and equity	$2,026,976	$2,045,225	$2,058,397	$2,110,812	$2,087,173

Total Debt / Total Market Capitalization	0.39:1	0.43:1	0.41:1	0.50:1	0.60:1

Note: Certain prior quarter amounts have been reclassified to conform to the current quarter presentation.

	Three Months Ended
	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009
Funds from operations(1)
Net income (loss) attributable to the controlling interests	$5,216	$7,254	$9,550	$13,090	$10,851
Real estate depreciation and amortization	23,512	23,802	23,484	23,178	22,958
Gain from non-disposal activities	—	(11)	(62)	—	—
Discontinued operations:
Gain on sale of real estate	—	(1,527)	(5,147)	(6,674)	—
Real estate depreciation and amortization	96	146	205	330	344

Funds From Operations (FFO)	$28,824	$29,664	$28,030	$29,924	$34,153

FFO per share - basic	$0.48	$0.50	$0.48	$0.53	$0.64
FFO per share - fully diluted	$0.48	$0.50	$0.48	$0.53	$0.64

FFO per share - fully diluted, excluding gain (loss) on extinguishment of debt	$0.48	$0.52	$0.48	$0.51	$0.53

Funds available for distribution(2)
Non-cash (gain)/loss on extinguishment of debt	42	595	133	(1,219)	(5,845)
Tenant improvements	(2,012)	(4,425)	(2,272)	(4,727)	(1,066)
External and internal leasing commissions capitalized	(2,268)	(1,058)	(1,543)	(2,186)	(1,058)
Recurring capital improvements	(864)	(1,442)	(1,756)	(1,984)	(1,174)
Straight-line rent, net	(608)	(1,527)	(576)	(612)	(664)
Non-cash fair value interest expense	776	773	794	900	1,128
Non-real estate depreciation and amortization	993	1,037	1,122	1,177	1,219
Amortization of lease intangibles, net	(562)	(777)	(559)	(654)	(597)
Amortization and expensing of restricted share and unit compensation	1,633	820	1,136	927	577

Funds Available for Distribution (FAD)	$25,954	$23,660	$24,509	$21,546	$26,673

Total Dividends Paid	$25,890	$25,843	$25,591	$25,193	$22,923

Average shares - basic	59,898	59,735	58,556	56,276	52,914
Average shares - fully diluted	60,001	59,833	58,571	56,277	52,915

(1)

Funds From Operations (“FFO”) – The National Association of Real Estate Investment Trusts, Inc. (“NAREIT”) defines FFO (April, 2002 White Paper) as net income (computed in accordance with generally accepted accounting principles (“GAAP”)) excluding gains (or losses) from sales of property plus real estate depreciation and amortization. We consider FFO to be a standard supplemental measure for equity real estate investment trusts (“REITs”) because it facilitates an understanding of the operating performance of our properties without giving effect to real estate depreciation and amortization, which historically assumes that the value of real estate assets diminishes predictably over time. Since real estate values have instead historically risen or fallen with market conditions, we believe that FFO more accurately provides investors an indication of our ability to incur and service debt, make capital expenditures and fund other needs. FFO is a non-GAAP measure.

(2)

Funds Available for Distribution (“FAD”) is calculated by subtracting from FFO (1) recurring expenditures, tenant improvements and leasing costs, that are capitalized and amortized and are necessary to maintain our properties and revenue stream and (2) straight line rents, then adding (3) non-real estate depreciation and amortization and adding or subtracting the amortization of lease intangibles as appropriate. FAD is included herein, because we consider it to be a measure of a REIT’s ability to incur and service debt and to distribute dividends to its shareholders. FAD is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

	Three Months Ended
	03/31/10	12/31/09	09/30/09	06/30/09	03/31/09
EBITDA(1)

Net income attributable to the controlling interests	$5,216	$7,254	$9,550	$13,090	$10,851
Add:

Interest expense	17,065	17,780	18,224	19,316	19,681
Real estate depreciation and amortization	23,608	23,948	23,689	23,508	23,302
Non-real estate depreciation	272	288	293	306	305
Less:
Gain on sale of real estate	—	(1,527)	(5,147)	(6,674)	—
Gain from non-disposal activities	—	(11)	(62)	—	—
Other income	(289)	(284)	(262)	(339)	(320)

EBITDA	$45,872	$47,448	$46,285	$49,207	$53,819

(1)

EBITDA is earnings before interest, taxes, depreciation and amortization. We consider EBITDA to be an appropriate supplemental performance measure because it eliminates depreciation, interest and the gain (loss) from property dispositions, which permits investors to view income from operations without the effect of non-cash depreciation or the cost of debt. EBITDA is a non-GAAP measure.

	March 31, 2010		December 31, 2009		September 30, 2009	June 30, 2009	March 31, 2009
Balances Outstanding

Secured
Conventional fixed rate	$404,518		$405,451		$406,377	$457,238	$458,084

Secured total	404,518		405,451		406,377	457,238	458,084

Unsecured
Fixed rate bonds and notes	688,358		688,912		796,064	807,128	845,364
Credit facility	110,000		128,000		6,000	15,000	48,000

Unsecured total	798,358		816,912		802,064	822,128	893,364

Total	$1,202,876		$1,222,363		$1,208,441	$1,279,366	$1,351,448

Average Interest Rates

Secured
Conventional fixed rate	5.9%		5.9%		5.9%	6.0%	6.0%

Secured total	5.9%		5.9%		5.9%	6.0%	6.0%

Unsecured
Fixed rate bonds	5.7%		5.7%		5.7%	5.7%	5.6%
Credit facilities	2.4	% (1)	2.8	% (1)	0.7%	0.7%	0.9%

Unsecured total	5.2%		5.2%		5.7%	5.6%	5.3%

Average	5.5%		5.5%		5.7%	5.8%	5.6%

Note: The current balances outstanding of the secured and unsecured fixed rate bonds and notes are shown net of discounts/premiums in the amount of $7,234,750 and $4,736,803, respectively.

(1)

On December 1, 2009, we borrowed $100.0 million on a line of credit in order to prepay the $100.0 million term loan. Through February 19, 2010, the interest rate on this $100.0 million borrowing on our lines of credit is effectively fixed by an interest rate swap at 3.375%. Beginning February 20, 2010 through November 1, 2011, an interest rate swap effectively fixes the interest rate at 2.525%.

	Future Maturities of Debt
Year	Secured Debt		Unsecured Debt		Credit Facilities	Total Debt	Average Interest Rate
2010	$24,876	(2)	$—		$100,000	$124,876	3.2%
2011	13,349		283,095	(1)	10,000	306,444	5.7%
2012	21,362		50,000		—	71,362	5.0%
2013	106,630		60,000		—	166,630	5.4%
2014	1,516		100,000		—	101,516	5.3%
2015	20,041		150,000		—	170,041	5.3%
2016	82,281		—		—	82,281	5.7%
2017	103,193		—		—	103,193	7.2%
2018	1,402		—		—	1,402	5.4%
Thereafter	37,102		50,000		—	87,102	6.5%

Total maturities	$411,752		$693,095		$110,000	$1,214,847	5.5%

Weighted average maturity = 4.1 years

(1)

The 3.875% convertible notes due 2026 in the aggregate principal amount of $133.1 million are puttable at par in September, 2011. Due to the probability that the convertible notes will be paid off in September, 2011, that date is reflected in the future maturities schedule.

(2)

The 5.82% mortgage note payable maturing in August, 2033 in the aggregate principal amount of $21.8 million may be repaid without penalty on August 11, 2010. Due to the probability that the mortgage note payable will be paid off by August 11, 2010, the date reflected in the future maturities schedule is August, 2010.

	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009
Market Data

Shares Outstanding	60,545	59,811	59,724	58,250	53,000
Market Price per Share	$30.55	$27.55	$28.80	$22.37	$17.30
Equity Market Capitalization	$1,849,650	$1,647,793	$1,720,051	$1,303,053	$916,900

Total Debt	$1,202,876	$1,222,363	$1,208,441	$1,279,366	$1,351,448
Total Market Capitalization	$3,052,526	$2,870,156	$2,928,492	$2,582,419	$2,268,348

Total Debt to Market Capitalization	0.39:1	0.43:1	0.41:1	0.50:1	0.60:1

Earnings to Fixed Charges(1)	1.3 x	1.3 x	1.2 x	1.3 x	1.5 x
Debt Service Coverage Ratio(2)	2.5 x	2.5 x	2.4 x	2.4 x	2.6 x

Dividend Data

Total Dividends Paid	$25,890	$25,842	$25,591	$25,193	$22,923
Common Dividend per Share	$0.4325	$0.4325	$0.4325	$0.4325	$0.4325
Payout Ratio (FFO per share basis)	90.1%	86.5%	90.1%	81.6%	67.6%

(1)

The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations attributable to the controlling interests plus fixed charges, less capitalized interest. Fixed charges consist of interest expense, including amortized costs of debt issuance, plus interest costs capitalized.

(2)

Debt service coverage ratio is computed by dividing earnings before interest income and expense, depreciation, amortization and gain on sale of real estate by interest expense and principal amortization.

	First Quarter(1)
	NOI Growth	Rental Rate Growth
Cash Basis:
Multifamily	-2.0%	-2.0%
Office Buildings	-0.1%	1.6%
Medical Office Buildings	2.2%	3.3%
Retail Centers	-5.5%	1.6%
Industrial/Flex	-6.3%	2.4%

Overall Core Portfolio	-1.8%	1.4%

	First Quarter(1)
	NOI Growth	Rental Rate Growth
GAAP Basis:
Multifamily	-1.8%	-2.0%
Office Buildings	0.8%	2.0%
Medical Office Buildings	0.7%	2.8%
Retail Centers	-6.3%	0.9%
Industrial/Flex	-8.0%	0.2%

Overall Core Portfolio	-1.9%	1.2%

[1]	Non-core properties were:

Acquisitions - Lansdowne Medical Office Building.

Sold properties - Avondale, Tech 100 Industrial Park, Brandywine Center and Crossroads Distribution Center.

Held for sale properties - Charleston Business Center, Parklawn Plaza, Lexington Building and Saratoga Building.

In development - Bennett Park, Clayborne Apartments and Dulles Station.

	Three Months Ended March 31,
	2010	2009	% Change
Cash Basis:
Multifamily	$5,407	$5,515	-2.0%
Office Buildings	19,768	19,794	-0.1%
Medical Office Buildings	7,398	7,242	2.2%
Retail Centers	7,263	7,685	-5.5%
Industrial/Flex	6,349	6,775	-6.3%

	$46,185	$47,011	-1.8%

GAAP Basis:
Multifamily	$5,606	$5,707	-1.8%
Office Buildings	20,779	20,616	0.8%
Medical Office Buildings	7,603	7,553	0.7%
Retail Centers	7,217	7,706	-6.3%
Industrial/Flex	6,307	6,859	-8.0%

	$47,512	$48,441	-1.9%

	Three Months Ended March 31, 2010
	Multifamily	Office	Medical Office	Retail	Industrial/Flex	Corporate and Other	Total
Real estate rental revenue
Core portfolio	$9,875	$31,859	$11,415	$10,501	$9,766	$—	$73,416
Non-core - acquired and in development [1]	1,967	1,063	—	—	—	—	3,030

Total	11,842	32,922	11,415	10,501	9,766	—	76,446
Real estate expenses
Core portfolio	4,269	11,080	3,812	3,284	3,459	—	25,904
Non-core - acquired and in development [1]	834	524	139	—	—	—	1,497

Total	5,103	11,604	3,951	3,284	3,459	—	27,401
Net Operating Income (NOI)
Core portfolio	5,606	20,779	7,603	7,217	6,307	—	47,512
Non-core - acquired and in development [1]	1,133	539	(139)	—	—	—	1,533

Total	$6,739	$21,318	$7,464	$7,217	$6,307	$—	$49,045

Core portfolio NOI GAAP basis (from above)	$5,606	$20,779	$7,603	$7,217	$6,307	$—	$47,512
Straight-line revenue, net for core properties	(8)	(545)	(109)	122	78	—	(462)
FAS 141 Min Rent	(191)	(524)	(99)	(84)	(41)	—	(939)
Amortization of lease intangibles for core properties	—	58	3	8	5	—	74

Core portfolio NOI, cash basis	$5,407	$19,768	$7,398	$7,263	$6,349	$—	$46,185

Reconciliation of NOI to Net Income
Total NOI	$6,739	$21,318	$7,464	$7,217	$6,307	$—	$49,045
Other income	—	—	—	—	—	289	289
Interest expense	(1,693)	(2,564)	(1,342)	(320)	(238)	(10,908)	(17,065)
Depreciation and amortization	(3,442)	(11,291)	(3,861)	(1,795)	(2,803)	(320)	(23,512)
General and administrative	—	—	—	—	—	(3,838)	(3,838)
Discontinued operations[2]	—	194	—	—	194	—	388
Gain (loss) on extinguishment of debt	—	—	—	—	—	(42)	(42)

Net Income	1,604	7,657	2,261	5,102	3,460	(14,819)	5,265
Net income attributable to noncontrolling interests	—	—	—	—	—	(49)	(49)

Net income attributable to the controlling interests	$1,604	$7,657	$2,261	$5,102	$3,460	$(14,868)	$5,216

[1]	Non-core acquired and in development properties:

Acquisition - Lansdowne Medical Office Building.

In development - Bennett Park, Clayborne Apartments and Dulles Station.

[2]	Discontinued operations include: Held for Sale Properties - Parklawn Plaza, Lexington Building, Saratoga Building and Charleston Business Center.

	Three Months Ended March 31, 2009
	Multifamily	Office	Medical Office	Retail	Industrial/Flex	Corporate and Other	Total
Real estate rental revenue
Core portfolio	$9,699	$32,674	$11,486	$10,579	$9,681	$—	$74,119
Non-core - acquired and in development [1]	1,470	991	—	—	—	—	2,461

Total	11,169	33,665	11,486	10,579	9,681	—	76,580
Real estate expenses
Core portfolio	3,992	12,058	3,933	2,873	2,822	—	25,678
Non-core - acquired and in development [1]	897	321	—	—	—	—	1,218

Total	4,889	12,379	3,933	2,873	2,822	—	26,896
Net operating income (NOI)
Core portfolio	5,707	20,616	7,553	7,706	6,859	—	48,441
Non-core - acquired and in development [1]	573	670	—	—	—	—	1,243

Total	$6,280	$21,286	$7,553	$7,706	$6,859	$—	$49,684

Core portfolio NOI GAAP basis (from above)	$5,707	$20,616	$7,553	$7,706	$6,859	$—	$48,441
Straight-line revenue, net for core properties	—	(373)	(157)	75	(74)	—	(529)
FAS 141 min rent	(192)	(454)	(154)	(100)	(14)	—	(914)
Amortization of lease intangibles for core properties	—	5	—	4	4	—	13

Core portfolio NOI, cash basis	$5,515	$19,794	$7,242	$7,685	$6,775	$—	$47,011

Reconciliation of NOI to net income
Total NOI	$6,280	$21,286	$7,553	$7,706	$6,859	$—	$49,684
Other income	—	—	—	—	—	320	320
Interest expense	(2,341)	(2,582)	(1,369)	(326)	(242)	(12,821)	(19,681)
Depreciation and amortization	(3,466)	(10,911)	(3,641)	(1,807)	(2,871)	(262)	(22,958)
General and administrative	—	—	—	—	—	(3,182)	(3,182)
Discontinued operations[2]	312	214	—	—	346	—	872
Gain on extinguishment of debt	—	—	—	—	—	5,845	5,845

Net income	785	8,007	2,543	5,573	4,092	(10,100)	10,900
Net income attributable to noncontrolling interests	—	—	—	—	—	(49)	(49)

Net income attributable to the controlling interests	$785	$8,007	$2,543	$5,573	$4,092	$(10,149)	$10,851

[1]	Non-core acquired and in development properties were:

Acquisition - Lansdowne Medical Office Building.

In development - Bennett Park, Clayborne Apartments and Dulles Station.

[2]

Discontinued operations include: Sold Properties - Crossroads Distribution Center, Brandywine Center, Tech 100 Industrial Park and Avondale; Held for Sale Properties - Parklawn Plaza, Saratoga Building, Lexington Building and Charleston Business Center.

Percentage of Q1 2010 GAAP NOI
DC
Multifamily	3.5%
Office	15.5%
Medical Office Buildings	1.8%
Retail	0.6%
Industrial/Flex	0.0%

21.4%

Maryland
Multifamily	1.8%
Office	13.1%
Medical Office Buildings	4.5%
Retail	8.3%
Industrial/Flex	4.2%

31.9%

Virginia
Multifamily	8.5%
Office	14.9%
Medical Office Buildings	8.9%
Retail	5.8%
Industrial/Flex	8.6%

46.7%

Total Portfolio [1]	100.0%

Percentage of Q1 2010 GAAP NOI
Inside the Beltway
Multifamily	13.1%
Office	21.4%
Medical Office Buildings	3.0%
Retail	6.1%
Industrial/Flex	2.5%

46.1%

Outside the Beltway
Multifamily	0.6%
Office	22.1%
Medical Office Buildings	12.2%
Retail	8.6%
Industrial/Flex	10.4%

53.9%

Total Portfolio [1]	100.0%

[1]	Excludes discontinued operations: Held for Sale Properties - Parklawn Plaza, Saratoga Building, Lexington Building and Charleston Business Center.

GAAP Basis

	Core Portfolio		All Properties
Sector	1st QTR 2010	1st QTR 2009	1st QTR 2010	1st QTR 2009

Multifamily	94.2%	91.5%	94.1%	87.4%
Office Buildings	92.2%	93.5%	91.6%	92.6%
Medical Office Buildings	95.9%	96.5%	91.1%	96.5%
Retail Centers	91.3%	95.2%	91.3%	95.2%
Industrial / Flex	85.5%	90.9%	85.7%	90.4%

Overall Portfolio	92.1%	93.5%	91.2%	92.3%

	1st Quarter 2010
Gross Leasing Square Footage
Office Buildings	198,868
Medical Office Buildings	23,951
Retail Centers	5,805
Industrial/Flex	45,616

Total	274,240

Weighted Average Term (yrs)
Office Buildings	5.6
Medical Office Buildings	9.0
Retail Centers	5.0
Industrial/Flex	3.3

Total	5.5

	GAAP	CASH
Rental Rate Increases:
Rate on expiring leases
Office Buildings	$26.85	$27.91
Medical Office Buildings	32.18	33.92
Retail Centers	25.83	27.42
Industrial/Flex	9.29	9.93

Total	$24.37	$25.43

Rate on new and renewal leases
Office Buildings	$30.97	$28.86
Medical Office Buildings	40.38	35.27
Retail Centers	31.31	29.97
Industrial/Flex	9.47	9.20

Total	$28.22	$26.18

Percentage Increase
Office Buildings	15.34%	3.43%
Medical Office Buildings	25.48%	3.98%
Retail Centers	21.21%	9.30%
Industrial/Flex	1.90%	-7.38%

Total	15.79%	2.92%

	1st Quarter 2010
	Total Dollars	Dollars per Square Foot
Tenant Improvements
Office Buildings	$3,473,255	$17.47
Medical Office Buildings	595,969	24.88
Retail Centers	—	—
Industrial/Flex	64,327	1.41

Subtotal	$4,133,551	$15.07

	Total Dollars	Dollars per Square Foot
Leasing Costs
Office Buildings	$2,064,933	$10.38
Medical Office Buildings	400,746	16.73
Retail Centers	7,808	1.35
Industrial/Flex	97,391	2.14

Subtotal	$2,570,878	$9.37

	Total Dollars	Dollars per Square Foot
Tenant Improvements and Leasing Costs
Office Buildings	$5,538,188	$27.85
Medical Office Buildings	996,715	41.61
Retail Centers	7,808	1.35
Industrial/Flex	161,718	3.55

Total	$6,704,429	$24.45

Tenant	Number of Buildings	Weighted Average Remaining Lease Term in Months	Percentage of Aggregate Portfolio Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Occupied Square Feet

World Bank	1	63	4.51%	210,354	2.29%
Advisory Board Company	1	110	2.81%	180,925	1.97%
General Services Administration	8	17	2.18%	262,698	2.85%
IBM Corporation	2	107	1.96%	134,598	1.46%
INOVA Health System	7	49	1.96%	113,041	1.23%
Patton Boggs LLP	1	85	1.90%	110,566	1.20%
Sunrise Assisted Living, Inc.	1	42	1.61%	115,289	1.25%
Lafarge North America, Inc	1	4	1.34%	80,610	0.88%
URS Corporation	1	45	1.24%	84,970	0.92%
Children’s Hospital	3	56	1.05%	69,230	0.75%

Total/Weighted Average		59	20.56%	1,362,281	14.80%

Industry Classification (NAICS)	Annualized Base Rental Revenue	Percentage of Aggregate Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Square Feet

Professional, Scientific and Technical Services	$59,282,259	27.88%	2,234,719	24.08%
Ambulatory Health Care Services	39,854,764	18.74%	1,281,625	13.81%
Credit Intermediation and Related Activities	14,443,641	6.79%	352,606	3.80%
Executive, Legislative & Other General Government	9,261,190	4.36%	440,020	4.74%
Religious, Grantmaking, Civic, Professional	6,717,429	3.16%	205,961	2.22%
Educational Services	6,715,169	3.16%	247,852	2.67%
Food Services and Drinking Places	5,829,246	2.74%	219,951	2.37%
Administrative and Support Services	4,952,255	2.33%	320,298	3.45%
Food and Beverage Stores	4,126,812	1.94%	255,416	2.75%
Nursing and Residential Care Facilities	3,949,198	1.86%	145,010	1.56%
Broadcasting (except Internet)	3,680,691	1.73%	108,414	1.17%
Furniture and Home Furnishing Stores	3,300,518	1.55%	213,871	2.30%
Nonmetallic Mineral Product Manufacturing	3,200,247	1.51%	119,474	1.29%
Merchant Wholesalers-Durable Goods	2,994,702	1.41%	294,564	3.17%
Personal and Laundry Services	2,874,355	1.35%	102,344	1.10%
Miscellaneous Store Retailers	2,837,459	1.33%	189,479	2.04%
Health and Personal Care Services	2,190,715	1.03%	63,149	0.68%
Clothing and Clothing Accessories Stores	2,072,551	0.98%	128,933	1.39%
Hospitals	2,070,884	0.97%	64,910	0.70%
Sporting Goods/Books/Hobby/Music Stores	1,983,963	0.93%	144,171	1.55%
Miscellaneous Manufacturing	1,927,624	0.91%	181,959	1.96%
Merchant Wholesalers-Non Durable Goods	1,850,473	0.87%	200,531	2.16%
Real Estate	1,840,602	0.87%	69,091	0.74%
Specialty Trade Contractors	1,838,859	0.87%	190,685	2.05%
General Merchandise Stores	1,687,759	0.79%	222,430	2.40%
Construction of Buildings	1,607,969	0.76%	102,649	1.11%
Amusement, Gambling and Recreation industries	1,400,951	0.66%	106,464	1.15%
Computer & Electronic Product Manufacturing	1,385,100	0.65%	76,602	0.83%
Insurance Carriers and Related Activities	1,338,501	0.63%	54,026	0.58%
Printing and Related Support Activities	1,232,316	0.58%	64,775	0.70%
Telecommunications	1,180,350	0.56%	35,231	0.38%
Other	12,994,887	6.10%	844,725	9.10%

Total	$212,623,439	100.00%	9,281,935	100.00%

Year	Number of Leases	Rentable Square Feet	Percent of Rentable Square Feet	Annualized Rent *	Average Rental Rate	Percent of Annualized Rent *
Office:
2010	97	414,225	11.01%	$12,527,569	$30.24	9.66%
2011	117	489,267	13.00%	15,645,738	31.98	12.06%
2012	95	449,556	11.95%	13,730,144	30.54	10.59%
2013	65	473,146	12.58%	14,703,016	31.08	11.34%
2014	67	573,506	15.24%	18,700,570	32.61	14.42%
2015 and thereafter	147	1,362,943	36.22%	54,408,509	39.92	41.93%

	588	3,762,643	100.00%	$129,715,546	$34.47	100.00%

Medical Office:
2010	45	135,344	11.71%	$4,564,630	$33.73	10.44%
2011	69	194,804	16.85%	6,640,069	34.09	15.18%
2012	43	134,237	11.61%	5,001,113	37.26	11.43%
2013	47	142,250	12.30%	4,975,645	34.98	11.38%
2014	37	114,172	9.88%	4,439,892	38.89	10.15%
2015 and thereafter	106	435,418	37.65%	18,120,963	41.62	41.42%

	347	1,156,225	100.00%	$43,742,312	$37.83	100.00%

Retail:
2010	43	208,286	11.97%	$3,664,636	$17.59	10.76%
2011	42	200,528	11.52%	3,512,150	17.51	10.32%
2012	40	138,573	7.96%	3,157,313	22.78	9.27%
2013	37	286,002	16.43%	4,347,732	15.20	12.77%
2014	19	90,016	5.17%	2,248,704	24.98	6.60%
2015 and thereafter	85	817,270	46.95%	17,119,841	20.95	50.28%

	266	1,740,675	100.00%	$34,050,376	$19.56	100.00%

Industrial/Flex:
2010	41	486,652	17.95%	$5,392,531	$11.08	16.92%
2011	63	517,132	19.08%	5,266,986	10.18	16.53%
2012	36	487,934	18.00%	5,568,131	11.41	17.47%
2013	33	431,194	15.91%	5,040,660	11.69	15.82%
2014	17	289,665	10.69%	3,470,284	11.98	10.89%
2015 and thereafter	36	498,409	18.37%	7,131,036	14.31	22.37%

	226	2,710,986	100.00%	$31,869,628	$11.76	100.00%

Total:
2010	226	1,244,507	13.28%	$26,149,366	$21.01	10.92%
2011	291	1,401,731	14.96%	31,064,943	22.16	12.98%
2012	214	1,210,300	12.92%	27,456,701	22.69	11.47%
2013	182	1,332,592	14.22%	29,067,053	21.81	12.14%
2014	140	1,067,359	11.39%	28,859,450	27.04	12.06%
2015 and thereafter	374	3,114,040	33.23%	96,780,349	31.08	40.43%

	1,427	9,370,529	100.00%	$239,377,862	$25.55	100.00%

*	Annualized Rent is equal to the rental rate effective at lease expiration (cash basis) multiplied by 12.

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET*

Office Buildings
1901 Pennsylvania Avenue	Washington, DC	1977	1960	97,000
51 Monroe Street	Rockville, MD	1979	1975	210,000
515 King Street	Alexandria, VA	1992	1966	76,000
The Lexington Building	Rockville, MD	1993	1970	46,000
The Saratoga Building	Rockville, MD	1993	1977	58,000
6110 Executive Boulevard	Rockville, MD	1995	1971	198,000
1220 19th Street	Washington, DC	1995	1976	102,000
1600 Wilson Boulevard	Arlington, VA	1997	1973	166,000
7900 Westpark Drive	McLean, VA	1997	1972/1986/1999	523,000
600 Jefferson Plaza	Rockville, MD	1999	1985	112,000
1700 Research Boulevard	Rockville, MD	1999	1982	101,000
Parklawn Plaza	Rockville, MD	1999	1986	40,000
Wayne Plaza	Silver Spring, MD	2000	1970	91,000
Courthouse Square	Alexandria, VA	2000	1979	113,000
One Central Plaza	Rockville, MD	2001	1974	267,000
The Atrium Building	Rockville, MD	2002	1980	80,000
1776 G Street	Washington, DC	2003	1979	263,000
Albemarle Point	Chantilly, VA	2005	2001	89,000
6565 Arlington Boulevard	Falls Church, VA	2006	1967/1998	140,000
West Gude Drive	Rockville, MD	2006	1984/1986/1988	276,000
The Ridges	Gaithersburg, MD	2006	1990	104,000
The Crescent	Gaithersburg, MD	2006	1989	49,000
Monument II	Herndon, VA	2007	2000	205,000
Woodholme Center	Pikesville, MD	2007	1989	73,000
2000 M Street	Washington, DC	2007	1971	227,000
Dulles Station	Herndon, VA	2005	2007	180,000
2445 M Street	Washington, DC	2008	1986	290,000

Subtotal				4,176,000

Medical Office Buildings
Woodburn Medical Park I	Annandale, VA	1998	1984	71,000
Woodburn Medical Park II	Annandale, VA	1998	1988	96,000
Prosperity Medical Center I	Merrifield, VA	2003	2000	92,000
Prosperity Medical Center II	Merrifield, VA	2003	2001	88,000
Prosperity Medical Center III	Merrifield, VA	2003	2002	75,000
Shady Grove Medical Village II	Rockville, MD	2004	1999	66,000
8301 Arlington Boulevard	Fairfax, VA	2004	1965	49,000
Alexandria Professional Center	Alexandria, VA	2006	1968	113,000
9707 Medical Center Drive	Rockville, MD	2006	1994	38,000
15001 Shady Grove Road	Rockville, MD	2006	1999	51,000
Plumtree Medical Center	Bel Air, MD	2006	1991	33,000
15005 Shady Grove Road	Rockville, MD	2006	2002	52,000
2440 M Street	Washington, DC	2007	1986/2006	110,000
Woodholme Medical Office Building	Pikesville, MD	2007	1996	125,000
Ashburn Office Park	Ashburn, VA	2007	1998/2000/2002	75,000
CentreMed I & II	Centreville, VA	2007	1998	52,000
Sterling Medical Office Building	Sterling, VA	2008	1986/2000	36,000
Lansdowne Medical Office Building	Leesburg, VA	2009	2009	87,000

Subtotal				1,309,000

Retail Centers
Takoma Park	Takoma Park, MD	1963	1962	51,000
Westminster	Westminster, MD	1972	1969	151,000
Concord Centre	Springfield, VA	1973	1960	76,000
Wheaton Park	Wheaton, MD	1977	1967	72,000
Bradlee	Alexandria, VA	1984	1955	168,000
Chevy Chase Metro Plaza	Washington, DC	1985	1975	49,000
Montgomery Village Center	Gaithersburg, MD	1992	1969	198,000
Shoppes of Foxchase (1)	Alexandria, VA	1994	1960	134,000
Frederick County Square	Frederick, MD	1995	1973	227,000
800 S. Washington Street	Alexandria, VA	1998/2003	1955/1959	44,000
Centre at Hagerstown	Hagerstown, MD	2002	2000	332,000
Frederick Crossing	Frederick, MD	2005	1999/2003	295,000
Randolph Shopping Center	Rockville, MD	2006	1972	82,000
Montrose Shopping Center	Rockville, MD	2006	1970	143,000

Subtotal				2,022,000

(1)	Development on approximately 60,000 square feet of the center was completed in December 2006.

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET*

Multifamily Buildings * / # units
3801 Connecticut Avenue / 308	Washington, DC	1963	1951	179,000
Roosevelt Towers / 191	Falls Church, VA	1965	1964	170,000
Country Club Towers / 227	Arlington, VA	1969	1965	163,000
Park Adams / 200	Arlington, VA	1969	1959	173,000
Munson Hill Towers / 279	Falls Church, VA	1970	1963	259,000
The Ashby at McLean / 256	McLean, VA	1996	1982	252,000
Walker House Apartments / 212	Gaithersburg, MD	1996	1971/2003(2)	159,000
Bethesda Hill Apartments / 195	Bethesda, MD	1997	1986	226,000
Bennett Park / 224	Arlington, VA	2007	2007	268,000
Clayborne / 74	Alexandria, VA	2008	2008	87,000
Kenmore Apartments / 374	Washington, DC	2008	1948	270,000

Subtotal (2,540 units)				2,206,000

Industrial Distribution / Flex Properties
Fullerton Business Center	Springfield, VA	1985	1980	104,000
Charleston Business Center	Rockville, MD	1993	1973	85,000
The Alban Business Center	Springfield, VA	1996	1981/1982	87,000
Ammendale Technology Park I	Beltsville, MD	1997	1985	167,000
Ammendale Technology Park II	Beltsville, MD	1997	1986	107,000
Pickett Industrial Park	Alexandria, VA	1997	1973	246,000
Northern Virginia Industrial Park	Lorton, VA	1998	1968/1991	787,000
8900 Telegraph Road	Lorton, VA	1998	1985	32,000
Dulles South IV	Chantilly, VA	1999	1988	83,000
Sully Square	Chantilly, VA	1999	1986	95,000
Amvax	Beltsville, MD	1999	1986	31,000
Fullerton Industrial Center	Springfield, VA	2003	1980	137,000
8880 Gorman Road	Laurel, MD	2004	2000	141,000
Dulles Business Park Portfolio	Chantilly, VA	2004/2005	1999-2005	324,000
Albemarle Point	Chantilly, VA	2005	2001/2003/2005	207,000
Hampton Overlook	Capital Heights, MD	2006	1989	134,000
Hampton South	Capital Heights, MD	2006	1989/2005	168,000
9950 Business Parkway	Lanham, MD	2006	2005	102,000
270 Technology Park	Frederick, MD	2007	1986-1987	157,000
6100 Columbia Park Road	Landover, MD	2008	1969	150,000

Subtotal				3,344,000

TOTAL				13,057,000

*	Multifamily buildings are presented in gross square feet.
(2)	A 16 unit addition referred to as The Gardens at Walker House was completed in October 2003.

Annualized base rent (ABR) is calculated as monthly base rent (cash basis) per the lease, as of the reporting period, multiplied by 12.

Debt to total market capitalization is total debt from the balance sheet divided by the sum of total debt from the balance sheet plus the market value of shares outstanding at the end of the period.

EBITDA (a non-GAAP measure) is earnings attributable to the controlling interest before interest, taxes, depreciation and amortization.

Ratio of earnings to fixed charges is computed by dividing earnings attributable to the controlling interest by fixed charges. For this purpose, earnings consist of income from continuing operations (or net income if there are no discontinued operations) plus fixed charges, less capitalized interest. Fixed charges consist of interest expense, including amortized costs of debt issuance, plus interest costs capitalized.

Debt service coverage ratio is computed by dividing earnings attributable to the controlling interest before interest income and expense, depreciation, amortization and gain on sale of real estate by interest expense and principal amortization.

Funds from operations (FFO) - The National Association of Real Estate Investment Trusts, Inc. (NAREIT) defines FFO (April, 2002 White Paper) as net income atributable to the controlling interest (computed in accordance with generally accepted accounting principles (GAAP)) excluding gains (or losses) from sales of property plus real estate depreciation and amortization. FFO is a non-GAAP measure.

Funds Available for Distribution (FAD), a non-GAAP measure, is calculated by subtracting from FFO recurring expenditures, tenant improvements, leasing incentives and leasing costs, that are capitalized and amortized and are necessary to maintain our properties and revenue stream, non-cash gain/loss from extinguishment of debt and straight line rents, then adding non-real estate depreciation and amortization, non-cash fair value interest expense, adding or subtracting amortization of lease intangibles and amortization of restricted share compensation, as appropriate.

Recurring capital expenditures represents non-accretive building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard.”

Rent increases on renewals and rollovers are calculated as the difference, weighted by square feet, of the net ABR due the first month after a term commencement date and the net ABR due the last month prior to the termination date of the former tenant’s term.

Core portfolio properties include all properties that were owned for the entirety of the current and prior year reporting periods.

Core portfolio net operating income (NOI) growth is the change in the NOI of the core portfolio properties from the prior reporting period to the current reporting period.